UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    October 27, 2003

UNITED DOMINION REALTY TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-10524	54-0857512

(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code    (720) 283-6120

SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

Item 12. Results of Operations and Financial Condition.

     On October 27, 2003, United Dominion Realty Trust, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

	By:	/s/ Christopher D. Genry Christopher D. Genry Executive Vice President and Chief Financial Officer
Date: October 27, 2003

3

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated October 27, 2003

4